American Century Government Income Trust

PROSPECTUS SUPPLEMENT

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CAPITAL PRESERVATION FUND

Supplement dated October 8, 2008 * Prospectus dated August 1, 2008

The Board of Trustees of the Capital Preservation Fund has approved, and the fund has applied for, participation in the U.S. Department of Treasury's
Temporary Guarantee Program for Money Market Funds (the "Program"). Under the
Program, the Treasury will guarantee fund shareholders that they will receive $1 for each share held by them as of the close of business on September 19, 2008
(the "Guarantee Date"), in the event that the fund's net asset value drops below
$1 and the fund liquidates. SHARES ACQUIRED AFTER THE GUARANTEE DATE GENERALLY
ARE NOT ELIGIBLE FOR PROTECTION UNDER THE PROGRAM. Investors who decrease the number of shares in their accounts after the Guarantee Date will be covered for the lesser amount.

Participation in the initial three months of the Program (i.e., until December
18, 2008) required the fund to make a payment to the Treasury in an amount equal to 0.01% of the fund's net assets as of the Guarantee Date. One-half of this expense will be borne by the fund, and the balance will be borne by the fund's advisor. The Secretary of the Treasury may extend the Program beyond its initial three-month term through September 18, 2009. In the event the Program is extended, the fund's Board of Trustees will consider whether the fund should continue to participate.

Additional information about the Program is available at HTTP://WWW.USTREAS.GOV.

American Century Investment Services, Inc., Distributor
©2008 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-62992 0810